Exhibit 99.1 May 2025 Innovating the future of cancer care to cure patients and preserve organ function

Legal disclosure This presentation contains forward-looking statements, all of which are qualified in their entirety by this cautionary statement. Many of the forward-looking statements contained herein can be identified by the use of forward-looking words such as may , anticipate , believe , could', expect , should , plan , intend , estimate , will , potential and ongoing , among others, although not all forward-looking statements contain these identifying words. These forward-looking statements include statements about the initiation, timing, progress, results and cost of our research and development programs and our current and future nonclinical, preclinical studies and clinical trials, including statements regarding the timing of initiation and completion of studies or trials and related preparatory work, the period during which the results of the trials will become available and our research and development programs; our ability to efficiently develop our existing product candidates and discover new product candidates; our ability to successfully manufacture our drug substances and product candidates for preclinical use, for clinical trials and on a larger scale for commercial use, if approved; the ability and willingness of our third-party strategic collaborators to continue research and development activities relating to our development candidates and product candidates; our ability to commercialize our products, if approved; our ability to obtain funding for our operations necessary to complete further development and commercialization of our product candidates; our ability to obtain and maintain regulatory approval of our product candidates; statements regarding our beliefs and expectations for the high unmet medical need for an effective local treatment in ocular and urologic oncology to preserve organ function; the size and growth potential of the markets for our product candidates and our ability to serve those markets; our financial performance; our expected cash runway into the first half of 2027; and the implementation of our business model, including strategic plans for our business and product candidates. Except as otherwise noted, these forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to update or revise any of such statements to reflect events or circumstances occurring after this presentation. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled Risk Factors in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC), as well as discussions of potential risks, uncertainties, and other important factors in our other subsequent filings with the SEC, which are available on the SEC's website at www.sec.gov. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. We caution you not to place undue reliance on the forward-looking statements contained in this presentation. This presentation discusses product candidates that are under preclinical or clinical evaluation and that have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA) or any other regulatory authority. Until finalized in a clinical study report, clinical trial data presented herein remain subject to adjustment as a result of clinical site audits and other review processes. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. 2

Well positioned with multiple near-term clinical catalysts

Novel class of drugs virus-like drug conjugates

VDCs have the potential to transform early cancer treatment

Novel MoA: direct tumor cell killing and immune cell activation

Positive clinical data in multiple indications

Positive phase 2 data in early-stage choroidal melanoma with phase 3 ongoing under FDA SPA agreement

Multiple clinical complete responses with single low dose in phase 1 trial in NMIBC

Large market opportunity in areas of unmet need

Ocular oncology
~66,000 patients/yr (US/EU)[1–7]

Urologic oncology
~500,000 patients/yr (globally)[8]

Key upcoming catalysts

Multiple clinical data readouts expected in 2025: initial data in phase 1b/2 in NMIBC and phase 2 in metastases to the choroid

Current cash expected to fund operations into 1H 2027

1. Yu G-P et al. *Am J Ophthalmol.* 2003;135(6):800-6. **2.** Triay E et al. *Br J Ophthalmol.* 2009;93(11):1524-8. **3.** Newton R et al. *Lancet.* 1996;347(9013):1450-1. **4.** Dalvin LA. *Br J Ophthalmol.* 2018;102(12):1728-1734. **5.** Sun EC et al. *Cancer Epidemiol Biomarkers Prev.* 1997;6(2):73-7. **6.** Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putman. **7.** American Cancer Society. Key statistics for retinoblastoma. Available at: https://www.cancer.org/cancer/types/retinoblastoma/about/key-statistics.html. Accessed Sept 5, 2024. **8.** Bladder cancer. Putnam & Assoc. Epidemiology Analysis.

FDA, United States Food and Drug Administration; **SPA**, Special Protocol Assessment; **VDC**, Virus-like drug conjugate, **MoA**, Mechanism of action; **NMIBC**, Non-muscle-invasive bladder cancer

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Clinical pipeline across multiple solid tumor indications Program Preclinical Phase 1 Phase 2 Phase 3 Planned milestones Ocular oncology Phase 3 enrollment complete as Primary uveal melanoma early as the end of 2025 Metastases to the choroid Initial phase 2 data in 2025 Ocular surface cancers Initiate phase 1 trial in 2025 Urologic oncology Non-muscle-invasive bladder cancer Initial phase 1b/2 data in 2025 (NMIBC) a Other mHSPG expressing tumors undisclosed 1 a.Virus-like drug conjugates (VDCs) bind to a subset of modified tumor associated glycosaminoglycans (GAGs) that are part of the heparan sulphate chain of heparan sulfate proteoglycans (HSPGs). 1. Kines RC, and Schiller JT. Viruses. 2022;14(8):1656. mHSPG, modified heparan sulphate proteoglycan; MIBC, muscle invasive bladder cancer; NMIBC, non-muscle-invasive bladder cancer. 4

Virus-like drug conjugates have the potential to transform early cancer treatment

Unique tumor selectivity
Targets a key receptor molecule expressed in the early stages of malignant tumor transformation

Tumor and mutation-agnostic
>100 cell lines
>15 animal tumor models



Dual MoA
Targeted cytotoxicity and immune activation; potential to generate lasting anti-tumor T-cell memory

High potency
~200 cytotoxic molecules per VLP; demonstrated picomolar efficacy in multiple animal tumor models

Positive clinical data in multiple early-stage local cancers
- **Choroidal melanoma:** Positive phase 2 end of study data; phase 3 ongoing
- **NMIBC:** Positive phase 1 data; phase 1b/2 ongoing

Favorable safety profile
No treatment-related SAEs and no DLTs reported in phase 2 choroidal melanoma trial or phase 1 data readout in NMIBC trial

DLT, dose-limiting toxicity; **MoA**, mechanism of action; **NMIBC**, non-muscle-invasive bladder cancer; **SAE**, serious adverse event; **VLP**, virus-like particle.

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AU-011 has a novel dual mechanism of action

Disruption of the tumor cell membrane and pro-immunogenic cell death by necrosis leads to T cell activation and immune-mediated tumor cell killing

VLPs bind to macrophages, B cells, dendritic cells and neutrophils and are capable of **stimulating antigen-presenting cells** through TLR-4 engagement and NFk-β production



689nm light
VDC
VDCs bound to HSPGs on tumor cells
Tumor cells
Reactive oxygen species disrupts cell membrane and organelles
Tumor cell
MECHANISM 1
Tumor cell necrosis after light activation
Damaged tumor cells release neoantigens and damage-associated molecular patterns (DAMPs)
Neoantigens
DAMPs
CD8+ T cell
Memory T cell
CD4+ T cell
MECHANISM 2
Immune-mediated tumor cell killing
Activation of antigen-presenting cells
Presentation of neoantigens to T cells
T cell activation and proliferation

Release of **DAMPs** induces **anti-tumor immunity**

AU-011 treatment is designed to be cytopathic to resident suppressor cells, reducing the immune-suppressive microenvironment and contributing to **anti-tumor immunity**

Kines RC, et al. *Int J Cancer.* 2016;138(4):901–11. Kines RC, et al. *Mol Cancer Ther.* 2018;17(2):565–74. Kines RC, et al. *Cancer Immunol Res.* 2021;9:693–706.

DAMPs, damage-associated molecular patterns; **HSPG**, heparan sulfate proteoglycan; **VDC**, virus-like drug conjugate; **VLP**, virus-like particle.

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Bel-sar’s unique platform technology is potentially applicable across multiple cancers Bladder cancer CNS cancers Choroidal melanoma NMIBC/MIBC GI cancers Ongoing phase 3 with SPA Based on positive phase 2 clinical data Positive phase 1 data in NMIBC Head and neck cancer Multiple CRs with single dose Breast cancer Metastases to the choroid Phase 1b/2 ongoing Phase 2 initiated Lung cancer Potential to expand to MIBC Cutaneous melanoma Cancers of the ocular surface Other urologic cancers Pre-IND Next-gen combination strategies Retinoblastoma (pediatric) Pre-clinical Other cancers Urologic oncology Ocular oncology - Rare oncology Bel-sar, belzupacap sarotalocan; CR, clinical complete response; CNS, central nervous system; GI, gastrointestinal; IND, Investigational New Drug application; MIBC, muscle-invasive bladder cancer; NMIBC, non-muscle-invasive bladder cancer; SPA, Special Protocol Assessment. The effectiveness and safety of bel-sar have not been established or clinically evaluated in tumors outside the ocular or bladder setting, and bel-sar is not approved for use in any jurisdiction. 7

Ocular Oncology Bel-sar target indications: Primary uveal melanoma | Metastases to the choroid | Ocular surface cancers

Bel-sar opportunities in ocular oncology represent a multi-billion-dollar addressable market

- With only ~100 ocular oncologists in the US/EU, a global launch may be accomplished with a small (<20) field-based team

~66,000 patients/year

Ocular oncology franchise total addressable market (US/EU)

~35,000/yr[a,1–5]
Ocular surface cancers

~11,000/yr[6]
Primary uveal melanoma



Retinoblastoma
~500/yr[7]

Metastases to the choroid
~20,000/yr[6]

[a]Includes conjunctival melanoma, primary acquired melanosis, squamous cell carcinoma and ocular surface squamous neoplasia.[1-5]

1. Yu G-P et al. *Am J Ophthalmol.* 2003;135(6):800-6. **2.** Triay E et al. *Br J Ophthalmol*. 2009;93(11):1524-8. **3.** Newton R et al. *Lancet*. 1996;347(9013):1450-1. **4.** Dalvin LA. *Br J Ophthalmol*. 2018;102(12):1728-1734. **5.** Sun EC et al. *Cancer Epidemiol Biomarkers Prev.* 1997;6(2):73-7. **6.** Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putman. **7.** American Cancer Society. Key statistics for retinoblastoma. Available at: https://www.cancer.org/cancer/types/retinoblastoma/about/key-statistics.html. Accessed Sept 5, 2024. Bel-sar (AU-011) is an investigational product candidate The effectiveness and safety of bel-sar have not been established, and bel-sar is not approved for use in any jurisdiction.

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Bel-sar is in phase 3 for primary uveal melanoma, the most common primary intraocular cancer in adults

- Primary uveal melanoma is a high unmet medical need
- With no currently approved vision-preserving therapies, the current standard-of-care is radiotherapy – treatment that leads to legal blindness[4,5]


Choroid is 90%
of the uvea[1]
~11,000/yr[3]
Choroidal melanoma
Iris
Ciliary body

Uvea: Choroid, ciliary body and iris

Most common primary intraocular cancer in adults[2,3]

~80% of patients diagnosed with **early-stage disease**[3]

50% of patients **develop metastasis** within 15 years (metastatic uveal melanoma)[2]

Bel-sar has the potential to provide a treatment option that preserves vision

1. Heiting, G. Iris/uvea of the eye. Available at: https://www.allaboutvision.com/en-gb/resources/uvea-iris-choroid/. Accessed Oct. 3, 2023. **2.** Kaliki S and Shields CL. *Eye (Lond)*. 2017;31(2):241-257. **3.** Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putman. **4.** Jarczak J, Karska-Basta I, Romanowska-Dixon B. Deterioration of visual acuity after brachytherapy and proton therapy of uveal melanoma, and methods of counteracting this complication based on recent publications. Medicina (Kaunas). 2023;59(6):1131. **5.**. Tsui I, Beardsley RM, McCannel TA, Oliver SC, et al. Visual acuity, contrast sensitivity and color vision three years after iodine-125 brachytherapy for choroidal and ciliary body melanoma. Open Ophthalmol J. 2015;9:131-5.

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10

Current treatment paradigm for primary uveal melanoma[1–3]


Small
Medium
Large
Metastatic
SIZE (mm):
1
2.5 – 3
>10
Indeterminate lesions
Small melanomas
Risk Factors
Growth
Small CM
Prevalence of choroidal nevi ranges from 4.6–7.9% in Caucasians[2]
Enuc.
Observation
Radiotherapy
Radiotherapy
Systemic chemotherapy (KIMMTRAK®)
Incidence: Patients US/EU[a]
Local – Early
(~8,000)
Local – Late
(~2,300)
Metastatic
(~2,000)

[a]Each figure represents ~250 persons.

1. Shields CL et al. Choroidal and ciliary body melanoma. Available at: https://eyewiki.aao.org/Choroidal_and_Ciliary_Body_Melanoma Accessed September 9, 2024. 2. Singh AD, et al. *Ophthalmology*. 2005;112(10):1784–89. 3. Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putman. **CM**, choroidal melanoma; **Enuc.**, enucleation.

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High morbidity associated with current standard of care

Up to 87% of primary uveal melanoma patients become legally blind over time in the eye treated with radiotherapy[1,2]

Proportion of patients legally blind (BCVA ≤20/200) after brachytherapy[1,2]



100%
80%
60%
40%
20%
0%
Baseline
Year 1
Year 2
Year 3
Long-term



A
B

	Radiotherapy[3–6]
Adverse Event	
Surgeries secondary to AEs (e.g., cataracts)	40%+
Radiation retinopathy	40%+
Neovascular glaucoma	10%
Dry eye syndrome	20%
Strabismus	2%+
Retinal detachment	1–2%
Vision loss (≥15 letters)	~70%
Long-term legal blindness (≤20/200)	~90%
Serious Adverse Event	
Scleral necrosis	0–5%
Enucleation/eye loss	10–15%
Severe vision loss (≥30 letters) in HRVL	~90%

1. Jarczak J et al. *Medicina (Kaunas).* 2023;59(6):1131. **2.** Tsui I, et al. *Open Ophthalmol J.* 2015;9:131–5. **3.** Shields CL, et al. *Arch Ophthalmol.* 2000;118(9):1219–1228. **4.** Peddada KV, et al. *J Contemp Brachytherapy.* 2019;11(4):392–397. **5.** Shields CL et al. *Curr Opin Ophthalmol.* 2019;30(3):206–214. **6.** Kaliki S, Shields CL. *Eye.* 2017;31(2):241–257.

AE, adverse event; **BCVA**, best-corrected visual acuity; **HRVL**, high-risk for vision loss.

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Treatment Goals Bel-sar has the potential to be the Reduce metastasis Local tumor Vision No radiation- Improve safety risk with early related morbidity control preservation and quality of life first approved treatment vision-preserving In-office procedure therapy in primary uveal melanoma Delivery via Light activation with suprachoroidal injection standard ophthalmic laser Suprachoroidal Two injections (2 min. each) 30 min. apart 10-30 min. procedure Bel-sar (AU-011) is an investigational product candidate. The effectiveness and safety of bel-sar have not been established, and bel-sar is not approved for use in any jurisdiction. 13

Bel-sar for small choroidal melanoma or indeterminate lesions: Global phase 3 CoMpass trial now enrolling

Target enrollment ~100 participants globally

Anticipated sites in North America, Europe, Middle East and Asia-Pacific Regions



Participants with small choroidal melanoma or indeterminate lesions
Randomize 2:1:2
80 µg bel-sar treatment arm (n=40)
40 µg bel-sar treatment arm (n=20)
Sham control arm (n=40)
15-month primary efficacy analysis

Primary endpoint

Time to tumor progression

Increase in tumor thickness ≥0.5 mm or ≥1.5 mm in LBD

First key secondary endpoint

Time to composite endpoint:
Tumor progression or visual acuity failure

Increase in tumor thickness ≥0.5 mm or ≥1.5 mm in LBD OR ≥15 decrease in ETDRS-BCVA letter score from baseline

Received **fast track** and **orphan drug designations**

An **SPA agreement** indicates concurrence by the FDA that the design of the trial can adequately support a regulatory submission

BCVA, best-corrected visual acuity; **ETDRS,** Early Treatment Diabetic Retinopathy Study; **LBD**, largest basal diameter; **SPA**, Special Protocol Assessment.
ClinicalTrials.gov Identifier: NCT06007690; AU-011-301.

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Product-Limit Survival Estimates With Number of Subjects at Risk 11 1 ..0 ..0 0 + + C e Cn en ss oo re red d Time to tumor 00 0 .8 ..8 8 progression 00 0 .6 ..6 6 P = 0.0005 Change from baseline in thickness ≥0.5 mm; or in LBD ≥1.5 mm 0.4 0 0..4 4 confirmed by at least one Phase 2 end of study repeat assessment 00 0 .2 ..2 2 data represented 00 0 .0 ..0 0 using planned phase 3 Therapeutic 0 0 1 10 00 0 2 20 00 0 3 30 00 0 4 40 00 0 5 50 00 0 0 100 200 300 400 500 n=10 Product-Limit Survival Estimates Treatment duration (days) endpoints t td du ur rx x With Number of Subjects at Risk Subtherapeutic t tr rt tp p 3 3 C Cy yc cl le e 2 2 C Cy yc cl le e 11 1 .0 ..0 0 + Censored n=10 + Censored Kaplan-Meier analysis simulation 00 0 .8 ..8 8 10 10 9 9 8 0 3 Cycle 10 7 7 1 0 2 Cycle of time-to-event Time to composite 00 0 .6 ..6 6 endpoint 00 0 .4 ..4 4 P = 0.0008 Time to tumor progression or vision acuity failure (≥15 letter loss 0.2 0 0..2 2 in ETDRS-BCVA), whichever occurs earlier 00 0 .0 ..0 0 0 0 1 10 00 0 2 20 00 0 3 30 00 0 4 40 00 0 5 50 00 0 0 100 200 300 400 500 Treatment duration (days) t td du ur rx x t tr rt tp p 3 3 C Cy yc cl le e 2 2 C Cy yc cl le e Study duration 12 months. Participants either had an event or were censored at the last visit; some had their Week 52 visit after 365 days. Any events at the final visit are assigned to the actual time of that visit. Log-rank test p-value based on unsimulated original Kaplan-Meier curves. BCVA, best-corrected visual acuity; ETDRS, Early Treatment Diabetic Retinopathy Study; LBD, largest basal diameter. ClinicalTrials.gov Identifiers: NCT04417530; AU-011-202 (phase 2); NCT06007690; AU-011-301 (phase 3). 10 10 9 8 7 0 3 Cycle Data on file, Aura Biosciences. 10 7 7 1 0 2 Cycle 15 Su S Su u rr r vv v iv i iv v al a al l p P Prr rob o ob ba a ab b bi il lil i it tit y yy Survival probability S Su ur rv vi iv va al l P Pr ro ob ba ab bi il li it ty y

Bel-sar has a **significant commercial opportunity** in ocular oncology



Addressable market (US/EU)
Ocular surface cancers[a,2–6]
Metastases to the choroid[1]
Primary uveal melanoma[1]
~35,000/yr
~20,000/yr
~11,000/yr
ANTICIPATED EXPEDITED TIMELINE FOR SUBSEQUENT INDICATIONS

Bel-sar's potential value drivers

- Highly favorable competitive landscape
- Regulatory and manufacturing synergies
- Focused call point (~100 ocular oncologists in US/EU) with potential expansion to retina specialists
- Same centers
- Small (<20) field-based team
- Buy-and-bill reimbursement

Bel-sar has the potential to transform the ocular oncology field as a **vision-preserving therapy** that **alleviates patient burden** and **reduces risk of metastasis with early treatment**

[a]Includes conjunctival melanoma, primary acquired melanosis, squamous cell carcinoma and ocular surface squamous neoplasia.[2-6]

1. Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putman. **2.** Yu G-P et al. *Am J Ophthalmol.* 2003;135(6):800-6. **3.** Triay E et al. *Br J Ophthalmol.* 2009;93(11):1524-8. **4.** Newton R et al. *Lancet.* 1996;347(9013):1450-1. **5.** Dalvin LA. *Br J Ophthalmol.* 2018;102(12):1728-1734. **6.** Sun EC et al. *Cancer Epidemiol Biomarkers Prev.* 1997;6(2):73-7.

Bel-sar, belzupacap sarotalocan.

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Metastases to the choroid:

Clinical translation of multiple tumor types that could be impacted by bel-sar

Treat metastases to the choroid

~20,000/yr[1]

Multiple tumor types metastasize to the eye[3]

- **Breast** ~832,000/yr[2]
- **Colon** ~448,000/yr[2]
- **Prostate** ~703,000/yr[2]
- **Lung** ~710,000/yr[2]

~2,693,000/yr[2]

Platform potential in multiple solid tumors



CNS cancers
Ocular surface cancers
Choroidal metastasis
Head and Neck Cancer
Uveal melanoma
Retinoblastoma
Cutaneous melanoma
Breast
Lung
Colon
Renal
Urothelial Carcinoma
Ovary
Cervix
Prostate
Fibrosarcoma

US/EU incidence.
1. Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putman. 2. IARC Cancer Today. GLOBOCAN 2022 (version 1.1). Available at: Cancer Today. Accessed May 6, 2025.
3. Mathis T et al. *Prog Ret Eye Res.* 2019;68:144-176. Bel-sar (AU-011) is an investigational product candidate. The effectiveness and safety of bel-sar have not been established or clinically evaluated in tumors outside the ocular or bladder setting, and bel-sar is not approved for use in any jurisdiction.

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Metastases to the choroid is a high unmet medical need and potentially doubles the ocular oncology market opportunity

Metastases to the choroid decrease vision and quality of life in patients fighting metastatic cancer

Metastases to the choroid originate from multiple primary cancers[1]


Breast 40–53%
Lung 20–29%
GI 4%
Skin 2%
Kidney 2%
Prostate 2%

~1/4 of patients have tumors bilaterally[2]


Choroidal metastases

~20,000/yr (US/EU)[3]

Standard of care is **daily radiotherapy for up to 4 weeks**,[4] with a high burden to patients and radiation-associated complications





1. Mathis T et al. *Prog Ret Eye Res.* 2019;68:144-176. 2. Shields CL et al. *Ophthalmology.* 1997;104(8):1265-76. 3. Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putman. 4. Cohen VML. *Eye (Lond).* 2013;27(2):137-41. **GI,** gastrointestinal.

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Metastases to the choroid:

Study being expanded to include patients with *any systemic carcinoma*

Study Design (n=12)[a,b]

Cohort 1 (N=3) 80µg 1 cycle → **Cohort 2** (N=3) 160µg 1 cycle → **Cohort 3** (N=3) 200µg 1 cycle → **Cohort 4** (N=3) 200µg 2 cycles

Study Objectives

- Safety/dose-limiting toxicity
- Efficacy
  - Change in tumor size
  - Change in vision letter score

Study Population

- Patients with unilateral, unifocal metastases to the choroid
- **Any systemic carcinoma** *(previously breast or lung only)*
- No changes in concurrent systemic medications planned

- **First sites now activated**
- Primary endpoint at one-month post-treatment; possibility to see tumor shrinkage and vision preservation/improvement

[a]3+3 Design. Each cohort to have a minimum of 3 and a maximum of 6 patients.
[b]Simplified schema of study design.

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Cancers of the Ocular Surface:

One of the largest ocular oncology indications, with high unmet need

Cancer Types[1-5]

- Conjunctival Melanoma & other Melanocytic Tumors (PAM): **~30,000**
- Conjunctival Squamous Cell Carcinoma / OSSN: **~5,000**

Treatment[6,7]

- Surgery/Excision
- Neoadjuvant and/or adjuvant local chemotherapy
  - No drugs specifically approved for conjunctival tumors
- Exenteration (removal of eye and entire orbital contents)
- High recurrence rate

Mortality & Morbidity

- Mortality: ~25% (for conjunctival melanoma) with maximal treatment [6]
- Morbidity: ocular irritation/pain, dry eye, vision loss, loss of eye [6,7]






1. Yu G-P et al. *Am J Ophthalmol*. 2003;135(6):800-6. **2.** Triay E et al. *Br J Ophthalmol*. 2009;93(11):1524-8. **3.** Newton R et al. *Lancet*. 1996;347(9013):1450-1. **4.** Dalvin LA. *Br J Ophthalmol*. 2018;102(12):1728-1734. **5.** Sun EC et al. *Cancer Epidemiol Biomarkers Prev*. 1997;6(2):73-7. **6.** Vora et al. *Surv Ophthalmol*. 2017;62(1):26-42. **7.** Alvarez et al. *BMJ Open Ophthalmol*. 2021;6(1):e000842

PAM, Primary Acquired Melanosis

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Planned Proof-of- Concept Phase 1 Study of Bel-sar for Ocular Surface Tumors • Assess feasibility, histopathologic response, Day 1 Day 8 Day 15 immune response, preliminary efficacy • TREATMENT #2:• IMAGE: • TREATMENT #1: • IMAGE: • Inject bel-sar • Measure tumor • 2-week primary endpoint, • Measure • Inject bel-sar intratumorally intratumorally tumor • SOC EXCISION: with 3-month safety • Light activate • Light activate • BIOPSY: • Main tumor only over only over • Main tumor • Map Biopsies near follow-up main tumor main tumor previous biopsy sites • Adjacent flat tumor 21 21

Urologic Oncology Bel-sar target indications: Intermediate-risk NMIBC | High-risk NMIBC

Bladder cancer: High unmet medical need for function-preserving organ-sparing therapies

9th most common cancer worldwide[1]

>600,000 cases/year globally[1]

614,298 diagnosed in 2022[1]
(>7% increase from 2020)[1,2]

Ranked 13th for mortality[1]

One of the highest lifetime treatment costs of all cancers

>$6 billion
Annual cost of treatment in US[5]

Conventional bladder cancer treatments are suboptimal

- *Short- and long-term side effects*
- *Considerable impact on QoL*
- *Inadequate efficacy*
- *Multiple TURBT surgeries*
- *Disease progression/metastasis*
- *Loss of bladder/cystectomy*

84% of patients do not complete a full course of BCG treatment[6]

Patients are receiving fewer courses of BCG due to global shortage[7]



Cross section of bladder wall
BLADDER LUMEN
Urothelium
Lamina propria
Muscle
Serosa/Adventitia
Tis
Ta
T1
T2
T3
T4
NMIBC
MIBC



MIBC
25%
NMIBC
75%

The majority of bladder cancer patients present with NMIBC[3]

~70-80% of patients with NMIBC develop recurrence after treatment[8]

1. GLOBOCAN 2022. Bladder. Available at: https://gco.iarc.who.int/media/globocan/factsheets/cancers/30-bladder-fact-sheet.pdf. [Accessed October 1, 2024]. **2.** Sung H, et al. *CA Cancer J Clin*. 2021;71(3):209–49. **3.** Burger M, et al. *Eur Urol*. 2013;63(2):234–41. **4.** Flaig TW, et al. *J Natl Compr Canc Netw*. 2018;16(9):1041–53. **5.** Clark O, et al. *Pharmacoecon Open*. 2024 Aug 18. doi: 10.1007/s41669-024-00512-8. [Online ahead of print]. **6.** Lamm DL, et al. *J Urol*. 2000;163(4):1124-9. **7.** Shore ND, et al. *Urol Oncol*. 39(10):642–63. **8.** Shalata AT, et al. *Cancers (Basel)*. 2022;14(20):5019. **BCG**, Bacillus Calmette-Guerin; **MIBC**, muscle-invasive bladder cancer; **NMIBC**, non-muscle-invasive bladder cancer; **QoL**, quality of life; **TURBT**, transurethral resection of bladder tumor.

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Current treatment paradigm based on upfront resection leads to recurrence


Low grade – low & intermediate risk
High-risk papillary disease
High-risk CIS – BCG unresponsive
Recurrence[a]
Front line
TURBT
recurrence
Adjuvant therapy
BCG
Intravesical chemotherapy
Front line
TURBT
recurrence
Adjuvant therapy
BCG
Intravesical chemotherapy
Adjuvant therapy
Intravesical gene therapy
Systemic immunotherapy
Intravesical immunotherapy
Cystectomy
Prevalence (US patients)[1–3]
~80,000
~20,000
~4,000
Disease progression

High recurrence rate leads to multiple surgeries and burdensome adjuvant treatment intervention

[a]42–84% of low-grade IR patients develop recurrence.[4,5] **1.** Holzbeierlein JM et al. *J Urol.* 2024;212(1):3–10. **2.** Holzbeierlein JM et al. *J Urol.* 2024 Apr;211(4):533–58. **3.** Internal Aura epidemiology of market size; data on file. **4.** Shalata AT, et al. *Cancers (Basel).* 2022;14(20):5019. **5.** van Rhijn BWG, et al. *Eur Urol.* 2009;56(3):430–42. **BCG**, Bacillus Calmette-Guérin; **CIS**, carcinoma in situ; **TURBT**, transurethral resection of bladder tumor.

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1 2 Long-term anti-tumor Robust targeted immune memory cytotoxicity has the potential to provide designed to rapidly Bel-sar has immune surveillance, urothelial destroy cancer cells field effect, and prevent recurrence an innovative dual MoA Immune ablation offers an effective front-line therapy, leveraging the immune system to fight cancer at an early stage Bel-sar is designed to increase bladder preservation while Focal administration treats the tumor, not the entire urothelium reducing risk of recurrence No need for general anesthesia – administration is aligned with current urology and treatment burden office practice Procedure is brief (<15 min for both injection and activation) and familiar to urologists, using standard cystoscopy needles and common technique for laser application Bel-sar, belzupacap sarotalocan; MoA, mechanism of action. 25

New formulation for urologic therapeutic area • Stable at 2–8°C with simple refrigeration New formulation of • Convenient administration in urologist office anticipated bel-sar for use in bladder cancer o No need for cold chain (–70°C) o No need for biosafety (BSL-2) AU-012 o No need for general anesthesia o <20-minute procedure • No special delivery or handling expected • Adjusted volume and concentration Bel-sar, belzupacap sarotalocan; BSL, biosafety level. 26

Bel-sar shifts the treatment paradigm from resection-based to immune-ablative front-line treatment

Current SoC: TURBT + adjuvant treatment



TURBT
Tumor cells

TURBT followed by multiple adjuvant treatments (maintenance for up to 12 months or longer)



T
A A A A A
A A A
T
A A A
A A A
M0
M3
M6
M12

High treatment burden (potential multiple surgeries)
High risk of recurrence

Bel-sar has an immune-mediated MoA



NIR light
bel-sar injection
Necrotic tumor cells
DAMPS and neoantigens
T cell trafficking and proliferation
Activation of APCs
Presentation of neoantigens to T cells
IMMUNE ACTIVATION
No tumor cells
+
immune surveillance

Direct tumor cell killing + long-term anti-tumor immunity



B
B
M0

Anti-tumor immunity has the potential to provide immune surveillance and long-term protection

A, adjuvant treatment; **APC,** antigen-presenting cell; **B,** bel-sar; **bel-sar,** belzupacap sarotalocan; **DAMPs,** damage-associated molecular patterns; **M,** month; **MOA,** mechanism of action; **NIR,** near-infrared; **SoC,** standard-of-care; **T,** TURBT; **TURBT,** transurethral resection of bladder tumor.

27

Bel-sar is administered before scheduled biopsy and standard of care (SoC) TURBT

Clinical response data up to 21 days; safety data up to 56 days

Treatment Phase: Feasibility and mechanism of action

Day 1


Injection of AU-011

Cystoscopy + biopsy

bel-sar injection

Pathology specimen

Day 2


Drug activation via infrared light

Cystoscopy

Laser light activation

Day 9 ± 1 (Cohort A)
Day 14+7 (Cohort B+C)


Tumor necrosis

Final Cystoscopy

SoC TURBT

Pathology specimen

Final efficacy evaluation

Follow-up Phase: Safety

Day 56 ± 7

End of follow-up

Final safety evaluation

Bel-sar, belzupacap sarotalocan; **TURBT**, transurethral resection of bladder tumor. Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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Cohort A-C: Single-dose drug with light activation

Safety data

- No serious adverse events
- No dose limiting toxicities

Cohort A-C: Single-dose drug with light activation (n=11)[a]

Event	Grade	Number of patients
Adverse events (related to study drug)		
Nocturia	1	1/11
Urinary urgency	1	1/11
Adverse events (related to injection or laser procedure)		
Hematuria	1	1/11
Urinary blood clots	1	1/11
Nocturia	1	1/11
Urinary urgency	1	1/11
Dysuria	1	1/11

Favorable safety profile observed

- <10% of patients experienced Grade 1 TEAEs related to study drug
- No grade 2/3 adverse events related to study drug (n=16)

[a]Compiled safety data includes all completed light-activated cohorts (A, B, and C), including one patient treated but not efficacy evaluable. Data cutoff date of March 3, 2025.
TEAE, treatment-emergent adverse event.
Clinicaltrials.gov identifier: NCT05483868; bel-sar-102.

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Efficacy data: Ta intermediate-risk NMIBC

Cohorts A–C (single-dose drug with light activation)

4/5 patients demonstrated CR; 5/5 patients with immune response in target tumor

	Patient A1	Patient A3	Patient A4[c]	Patient B2	Patient C1[d]
Screening diagnosis	Multiple (TURBT) Ta low-grade	Multiple Ta low-grade	Multiple Ta low-grade Prior Ta high-grade	Multiple Ta low-grade	Multiple Ta low-grade
Screening AUA risk classification	Intermediate (TURBT)[f]	Intermediate	Intermediate	Intermediate	Intermediate
AU-011 dose/delivery	100 µg IT/IM	100 µg IT/IM	100 µg IT/IM	100 µg IT	200 µg IT
Clinical complete response: Target tumor[a]	✓	✓	✓	-	✓
Clinical complete response: Non-target tumor[a] (bladder urothelial field effect[b])	2/2	1/2	1/1	0/1	0/1
Immune response[e]: Target tumor	✓	✓	✓	✓	✓
Immune response[e]: Non-target tumor	✓	✓	✓	✓	✓
Necrosis	✓	✓	✓	-	-
Visual changes on cystoscopy	✓	✓	-	Tumor visually smaller	✓

[a]For purposes of this analysis, Clinical complete response defined as absence of tumor cells on histopathologic evaluation. [b]Bladder urothelial field effect: absence of tumor cells in non-target lesions. [c]Previously treated tumor demonstrated high-grade disease but pathology at time of treatment revealed low-grade disease in non-target tumor. [d]Local pathology with no evidence of carcinoma in 3/3 target specimens. Central pathology demonstrated single fibrovascular core in 1/3 target specimens consistent with small area of papillary disease of unclear distance from target injection. [e]Immune response is defined by immunocyte infiltration on post-treatment histopathology. [f]Single lesion visualized at screening on office cystoscopy. Multiple lesions subsequently seen with improved visualization at time of TURBT qualifying for intermediate risk classification. **AUA**, American Urological Association; **IM**, intramural; **IT**, intratumoral; **NMIBC**, non-muscle-invasive bladder cancer; **TURBT**, transurethral resection of bladder tumor; **CR**, clinical complete response. Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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Efficacy data: Ta high-risk NMIBC

Cohorts A–C (single-dose drug with light activation)

1/5 patients demonstrated CR; 5/5 patients with immune response in target tumor

	Patient A2	Patient B1	Patient B3	Patient C2	Patient C3[d]
Screening diagnosis	Single Ta high-grade	Multiple Ta high-grade	Single Ta high-grade	Multiple Ta high-grade	Multiple Ta low-grade Prior Ta high-grade
Screening AUA risk classification	High	High	High	High	High (BCG Failure)
AU-011 dose/ delivery	100 µg IT/IM	100 µg IT	100 µg IT	200 µg IT	200 µg IT
Clinical complete response: Target tumor[a]	-	-	-	-	✓
Clinical complete response: Non-target tumor[a] (bladder urothelial field effect[b])	NA	0/1	NA	NA	1/3
Immune response[c]: Target tumor	✓	✓	✓	✓	✓
Immune response[c]: Non-target tumor	NA	✓	NA	NA	✓
Necrosis	-	-	-	-	✓
Visual changes on cystoscopy	Tumor visually smaller	Tumor visually smaller	-	Tumor visually smaller	✓

[a]Clinical complete response defined as absence of tumor cells on histopathologic evaluation. [b]Bladder urothelial field effect: absence of tumor cells in non-target lesions. [c]Immune response is defined by immunocyte infiltration on post-treatment histopathology. [d]Two tumors in target tumor field with 1/2 tumors with clinical complete response. BCG failure qualifying as high risk by AUA criteria. **AUA,** American Urological Association; **BCG**, Bacillus Calmette-Guerin; **NMIBC**, non-muscle-invasive bladder cancer; **CR**, clinical complete response; **IM**, intramural; **IT**, intratumoral. Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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Patient A3

72-year-old Hispanic male

Screening diagnosis: (2024)
- Multiple
- Ta low-grade (<3 cm)
- No CIS

Screening AUA risk classification:
Intermediate

Initial diagnosis: (2019)
- Ta high-grade <3 cm
- No CIS
- Intermediate risk

Prior TURBT:
- 2019, 2020 (x2), 2021 (x2), 2023

Prior adjuvant therapies:
- BCG induction and maintenance (2020-2021)

Cohort A:
Single-dose drug with light activation

Clinical complete response visualized at time of TURBT confirmed with histopathologic evaluation bel-sar
injection
Biopsy

Pre-injection/pre-biopsy appearance of tumor on office cystoscopy



Post-injection edema and ecchymosis at injection site

AUA, American Urological Association; **BCG**, Bacillus Calmette-Guerin; **CIS**, carcinoma in situ; **TURBT**, transurethral resection of bladder tumor.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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Mature Tertiary Lymphoid Structures (TLS) in Target (Treated) Lesion: Active Immunosurveillance After Bel-sar Treatment CD3: T cells CD20: B cells CD23: Follicular Dendritic Cells (FDC) (Found in B cell follicles, only present in mature TLS) PNAd: Peripheral Node Addressin (Stains for high endothelial venules, evidence of lymphocyte trafficking from periphery) Multiplex Immunofluorescence: Patient A3 (Intermediate-Risk NMIBC) TLS Not Present in Lesion Prior to Treatment

Early Tertiary Lymphoid Structures (TLS) in Distant Non- Target (Non-Treated) Lesion: Urothelial Immune Field Effect After Bel-sar Treatment CD3: T cells CD20: B cells CD23: Follicular Dendritic Cells (FDC) (Found in B cell follicles, only present in mature TLS) PNAd: Peripheral Node Addressin (Stains for high endothelial venules, evidence of lymphocyte trafficking from periphery) Multiplex Immunofluorescence: Patient A3 (Intermediate-Risk NMIBC)

Phase 1b/2 treatment schedule in intermediate and high-risk NMIBC patients

Immune ablative design: *Intermediate Risk Patients*



Cycle 1
Cycle 2
D1
D2
D15[a]
D16
8W
3M FU
6M FU
9M FU
12M FU
inj.
V1
las.
V2
inj.
V3
las.
V4
V5
V6
V7
V8
Cystoscopy as clinically indicated
1st treatment
2nd treatment
Response assessments

Accelerated neoadjuvant design: *Intermediate and High-Risk Patients*



Cycle 1
Cycle 2
D1
D2
D15[a]
D16
2W
TURBT
3M FU
6M FU
9M FU
12M FU
inj.
V1
las.
V2
inj.
V3
las.
V4
V5
V6
V7
V8
V9
1st treatment
2nd treatment
Response assessments

Established regulatory endpoints to assess durability of response at 3, 6, 9 and 12 months

D, day; **FU**, follow-up; **inj**, injection; **las**, laser; **M**, month; **W**, week; **NMIBC**, non-muscle-invasive bladder cancer, .
Clinicaltrials.gov identifier: NCT05483868; AU-011-102. Each cycle = 2 weeks

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Phase 1b/2 **study design**

Key updates

Part 1: Dose escalation

- 21–26 participants
- Recurrent LG IR (4d + 4e + 4g)
- High risk (4f)
- Up to 3 tumors per patient
- TURBT required for neoadjuvant

Part 2: Optional cohorts

- 12 participants
- High risk
- Up to 3 tumors per patient
- TURBT required for neoadjuvant

Cohort 4d (N=6)
200 µg IT
(per lesion, per treatment)
600 µg max. total bladder dose
2-cycle immune-ablative
Intermediate Risk

In parallel

Cohort 4e (N=5)
400 µg IT
(per lesion, per treatment)
1200 µg max. total bladder dose
2-cycle immune-ablative
Intermediate Risk

Cohort 4g (N=5)
400 µg IT
(per lesion, per treatment)
1200 µg max. total bladder dose
2-cycle neoadjuvant
Intermediate Risk

Cohort 4f (N=5 [+5])
400 µg IT
(per lesion, per treatment)
1200 µg max. total bladder dose
2-cycle neoadjuvant
High Risk

Optional high dose

Cohort 4h (N=6)
800 µg IT
(per lesion, per treatment)
2400 µg max. total bladder dose
2-cycle immune-ablative
Intermediate Risk

Cohort 4i (N=6)
800 µg IT
(per lesion, per treatment)
2400 µg max. total bladder dose
2-cycle neoadjuvant
High Risk

IT, intratumoral; **LG IR,** low-grade intermediate risk; **TURBT,** transurethral resection of bladder tumor.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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Company highlights

Corporate

- **Current Cash** expected to fund operations into **1H 2027**
- **Experienced leadership** team across functions

Urologic Oncology Therapeutic Area

- **Multiple clinical complete responses** with single low dose in phase 1 NMIBC trial
- **Initial phase 1b/2 data** evaluating additional doses, treatment regimens, and early durability of response in NMIBC anticipated in 2025

Ocular Oncology Therapeutic Area

Primary uveal melanoma

- **Global phase 3 CoMpass** trial actively enrolling globally; study enrollment may be completed as early as the end of 2025
- **Special Protocol Assessment (SPA)** agreement with FDA

Metastases to the choroid

- **Initial phase 2 data** expected in 2025
- This ocular oncology indication **potentially doubles market opportunity**[1]

Cancers of the ocular surface

- **Phase 1 initiation** expected in 2025
- One of the largest ocular oncology indications

1. ClearView & Putnam & Assoc. Epidemiology Analysis Choroidal Melanoma and Choroidal Metastasis. **FDA**, United States Food and Drug Administration. **NMIBC**, non-muscle-invasive bladder cancer.
Bel-sar (AU-011) is an investigational product candidate. The effectiveness and safety of bel-sar have not been established, and bel-sar is not approved for use in any jurisdiction.

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Appendix Ocular Oncology

Phase 2 trial of bel-sar for choroidal melanoma: Open-label, dose-escalation with suprachoroidal administration

Trial design – 22 participants enrolled

Patient population representative of early-stage disease: Small choroidal melanoma and indeterminate lesions

Subtherapeutic regimens (N=10)
1–2 doses (n=9); 2 cycles (6 doses; n=1)

Therapeutic regimen (N=11)[a]
3 cycles (9 doses)

Cohort 1 (n=1)	Cohort 2 (n=3[b])	Cohort 3 (n=2)	Cohort 4 (n=3)	Cohort 5 (n=3)	Cohort 6 (n=10)
1 dose: 20 µg x 1 laser	1 dose: 40 µg x 1 laser	1 dose: 40 µg x 2 lasers	2 doses: 40 µg x 2 lasers QW x 2	6–9 doses: 40 µg x 2 lasers QW x 3, up to 3 cycles	9 doses: 80 µg x 2 lasers QW x 3, 3 cycles
(20 µg)	(40 µg)	(40 µg)	(80 µg)	(240–360 µg)	(720 µg)

Total intended dose

Endpoints

Tumor progression
Growth in tumor height ≥0.5 mm or ≥1.5 mm in LBD relative to baseline

Visual acuity loss
≥15 letters decrease from baseline

Tumor thickness growth rate
Change in rate of growth of tumor thickness

Goal: To determine safety, optimal dose and therapeutic regimen with suprachoroidal administration

One cycle = Doses on days 1, 8, and 15.
[a]12 patients enrolled, 1 patient who discontinued after 1 cycle due to unrelated SAEs is not included in data analysis (n=11). [b]Cohort 2: 2 participants were planned; third participant was additionally enrolled due to dose error in 1 participant.
LBD, largest basal diameter; **QW,** every week; **SAE,** serious adverse event. ClinicalTrials.gov Identifier, NCT04417530: AU-011-202. **Data on file, Aura Biosciences.**

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Baseline characteristics

All study participants

	All patients (n=22)
Female (%)	54.5
White, not Hispanic or Latino (%)	100
Subretinal fluid at screening (%)	100
Orange pigment at screening (%)	86.4
Documented growth prior to screening (%)	86.4 *(100% of therapeutic group)*
Mean age at screening (years, ± SD)	59.2 (±16.5)
Mean baseline BCVA in study eye (ETDRS letters, ± SD)	83.2 (±7.2)
Mean baseline LBD (mm, ± SD)	8.5 (±1.4)
Mean baseline tumor thickness (mm, ± SD)	2.0 (±0.5)
Mean tumor distance to closest vision-critical structure at screening (mm, ± SD)	2.0 (±2.3)
Tumors at high risk for vision loss (%)[a]	73% *(80% [8/10] of therapeutic group)*

[a]High risk for vision loss defined as tumor edge within either 3 mm of foveal center or 3 mm of optic disc edge.
BCVA, best-corrected visual acuity; **ETDRS**, Early Treatment Diabetic Retinopathy Study; **LBD**, largest basal diameter. **Data on file, Aura Biosciences.**

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High tumor control rates with therapeutic regimen in phase 3-eligible patients with active growth Phase 3-eligible 100% participants 80% 80% Tumor control Dose/ Regimen n rate, % High local complete response rate at 12 60% Subtherapeutic regimen months follow-up ≤2 cycles 10 20% (2/10) 40% a 80% tumor control rate at Therapeutic regimen 20% 12 months among the 10 20% phase 3-eligible patients b 3 cycles, phase 3-eligible 10 80% (8/10) in the 3-cycle cohorts 0% Subtherapeutic Therapeutic (n=10) (n=10) Median dose 140 µg 720 µg (IQR): (80–160) (390–720) a Local complete response, or CR, in early-stage choroidal melanoma is described as tumor control and complete arrest of tumor growth by ocular oncologists. b One participant with circumpapillary tumor that did not meet phase 3 criteria is not included. LBD, largest basal diameter. ClinicalTrials.gov Identifier, NCT04417530: AU-011-202. Data on file, Aura Biosciences. 41 Participants with tumor control at 12 months, %

Rate of tumor growth with bel-sar treatment P < 0.0001 In phase 3-eligible 1.0 0.5 Untreated patients, the 3-cycle projected growth rate 0.351 regimen resulted in 0.4 0.5 cessation of growth Pre-treatment 0.3 among responders (N=8) actual growth rate 0.0 0.2 Post-treatment 0.1 0.011 actual growth rate -0.5 0.0 -1.0 -0.1 Pre-treatment Post-treatment -450 -360 -270 -180 -90 0 90 180 270 360 450 growth rate growth rate Days Tumor thickness growth rates/slopes estimated using Mixed Models for Repeat Measures (MMRM); random intercept and slope model for Historical and Study periods. ClinicalTrials.gov Identifier, NCT04417530: AU-011-202. Data on file, Aura Biosciences. 42 Rate of tumor growth ± SE, mm/yr Tumor thickness (mm)

Median change in BCVA in phase 3-eligible participants with therapeutic regimen a (N=10) Visual acuity was 5 preserved in 90% of 0 • Vision preservation in phase 3-eligible 9/10 participants • Loss of 18 letters in one patients receiving a -5 patient with progression of -5 preexisting juxtafoveal fluid under fovea bel-sar therapeutic -10 regimen Vision loss threshold (−15 letters) -15 • 80% were at high risk of vision 0 13 26 39 52 Study week (relative to first dose in Cycle 1) loss with tumors < 3 mm to the fovea or optic nerve b Populations Patients (n) Vision failures (n) Vision preservation rate (%) • 90% visual acuity preservation All dose cohorts supports the potential for All treated patients 22 1 95% bel-sar to be a front-line therapy Subtherapeutic for early-stage disease ≤2 cycles 10 0 100% Therapeutic a 3 cycles and phase 3-eligible 10 1 90% a b One participant with circumpapillary tumor that did not meet phase 3 criteria is not included. Vision acuity loss defined as ≥15 letters decrease from baseline in ETDRS BCVA letter score. BCVA, best-corrected visual acuity; ETDRS, Early Treatment Diabetic Retinopathy Study. ClinicalTrials.gov Identifier, NCT04417530: AU-011-202. Data on file, Aura Biosciences. 43 BCVA change from baseline (ETDRS letter score)

Phase 2 safety outcomes (bel-sar/laser-related) All treated participants (n=22)* Drug/laser-related Grade I Grade II Grade III-V Total adverse events Bel-sar treatment Anterior chamber inflammation** 4 (18.2%) 0 0 4 (18.2%) had a favorable Anterior chamber cell** 2 (9.1%) 0 0 2 (9.1%) safety profile Eye pain 2 (9.1%) 0 0 2 (9.1%) Anisocoria 1 (4.5%) 0 0 1 (4.5%) • No posterior inflammation Conjunctival edema 1 (4.5%) 0 0 1 (4.5%) • No treatment-related SAEs Cystoid macular edema 1 (4.5%) 0 0 1 (4.5%) • No grade 3–5 treatment- Pupillary reflex impaired 1 (4.5%) 0 0 1 (4.5%) related AEs Salivary gland enlargement 0 1 (4.5%) 0 1 (4.5%) **Median duration 6 days (IQR: 3–10 days); All resolved with no or minimal treatment; If topical steroids given, median treatment duration 6 days * Table presents participants with AEs related to bel-sar or laser by severity and overall; participants with >1 AE are counted in the highest severity group AE, adverse event; SAE, serious adverse event; IQR, interquartile range ClinicalTrials.gov Identifier: NCT04417530; AU-011-202. Data on file, Aura Biosciences. 44

Phase 2 data support phase 3 assumptions Robustness analysis of tumor control rates 100% Overall rate P < 0.05 P < 0.005 in phase 2 80% 2x “worse” than phase 2 60% 2x “worse” Actual data 94% Actual data 93% than phase 2 (Δ60) >99% power (Δ60) >99% power power (Δ30) power (Δ20) 40% Overall rate Actual rate in phase 2 with documented 20% growth in phase 2 0% Sham Bel-sar Same dose, regimen, route of administration, range of tumor sizes, and reading center as phase 2 trial Phase 3 • Similar population to phase 2 participants receiving the therapeutic regimen trial design • Enriching for early documented growth; phase 3 randomization stratified by growth rate ClinicalTrials.gov Identifier: NCT06007690; AU-011-301. 45

Appendix Urologic Oncology

Immune-ablative Neoadjuvant/multimodal (-TURBT) (+ TURBT) Treat tumor with bel-sar first Treat tumor with bel-sar first and avoid the need for TURBT ahead of TURBT Value proposition: Value proposition: • Prevent recurrence and progression by • Prevent recurrence and progression by Paradigm-shifting treating the tumor and generating CMI treating the tumor first and generating CMI • Avoid surgery (TURBT) and general treatment approach anesthesia• Avoid multiple cycles of adjuvant treatments (e.g., BCG, chemotherapy) • Office-based procedure Treat the tumor first to generate • Office-based procedure cell-mediated immunity (CMI) Patient population: Patient population: • Intermediate-risk NMIBC patients• Intermediate-risk and high-risk NMIBC patients; potential to expand to MIBC BCG, Bacillus Calmette-Guérin; bel-sar, belzupacap sarotalocan; CMI, cell-mediated immunity; MIBC, muscle-invasive bladder cancer; NMIBC, non-muscle- invasive bladder cancer; TURBT, transurethral resection of bladder tumor. 47

NIR light Necrotic tumor cells No tumor cells + bel-sar immune surveillance injection DAMPS and neoantigens 1 Immune-ablative Bel-sar has potential treatment without T cell trafficking and TURBT proliferation Activation as a standalone (LR/IR NMIBC) of APCs immune-ablative Presentation of neoantigens to T cells treatment or as a IMMUNE ACTIVATION neoadjuvant to TURBT NIR light Necrotic tumor cells No tumor cells Immune-ablative approach bel-sar + immune surveillance injection could eliminate the need for DAMPS and TURBT neoantigens TURBT, or be used prior to Necrotic 2 tissue resection to improve treatment Neoadjuvant/ multimodal outcomes T cell trafficking and therapy followed proliferation by TURBT Activation of APCs (IR/HR NMIBC) Presentation of neoantigens to T cells IMMUNE ACTIVATION APC, antigen-presenting cell; bel-sar, belzupacap sarotalocan; DAMPs, damage-associated molecular patterns; HR, high-risk; IR, intermediate risk; LR, low-risk; NIR, near-infrared; NMIBC, non-muscle-invasive bladder cancer; TURBT, transurethral resection of bladder tumor. 48

Tumor-free survival after single dose of bel-sar 100 NIR only 80 Bel-sar + NIR A single systemic 60 treatment of bel-sar Long-term tumor free survival after single 40 resulted in long-term dose of bel-sar Day 10: bel-sar tumor-free survival and single-dose 20 induction of anti-tumor 0 0 14 28 42 56 70 84 98 112 responses in TC-1 murine Day post-tumor implantation tumor model Tumor-free survival after tumor re-challenge • Long-term tumor-free survival 100 Naive for challenge and protection from tumor Bel-sar + NIR re-challenge 80 • CD4+ and CD8+ T-cells are Long-term protection 60 required both at the time of from tumor re-challenge after treatment and at the time of 40 single dose of bel-sar re-challenge 20 0 0 14 28 42 56 70 84 98 112 Day post-tumor re-challenge Kines RC, et al. Cancer Immunol Res. 2021;9(6):693–706. Bel-sar, belzupacap sarotalocan; NIR, near-infrared. 49 Survival (%) Survival (%)

CD4+ and CD8+ T-cells are key to the long-term durability of response and protection of rechallenge with bel-sar Depletion of CD4+ and CD8+T cells Depletion of CD4+ and CD8+T cells at the time of treatment at the time of rechallenge Implant TC-1 Implant TC-1 Rechallenge with 3 3 Tumor volume: 50mm Tumor volume: 50mm tumor cells tumor cells TC-1 tumor cells Day: -100 -93 -90 -87 +10 -1 0 +1 +3 +17 Day: 0 7 9 10 11 13 20 100 100 100 Isotype Naïve 80 80 Isotype anti-CD4 anti-CD4 anti-CD8 60 60 anti-CD8 40 40 Long term tumor Long term protection free survival 20 from tumor re- 20 depends on CD4+ challenge depends on and CD8-T cells CD4+ and CD8-T cells 0 10 20 30 40 50 60 70 80 90 100 0 10 20 30 40 50 60 70 80 90 100 ▲▲▲▲ Day post tumor Days post tumor ▲▲▲▲▲ challenge * * * implantation Intravenous bel-sar NIR treatment Depleting or matched isotype Kines RC, et al. Cancer Immunol Res. 2021;9(6):693–706. Bel-sar, belzupacap sarotalocan; NIR, near-infrared. 50 Percent survival Percent survival

Bel-sar seeks to redefine the treatment of bladder cancer with a novel and disruptive approach Dual Mechanism of Transformative Broad Market Action Clinical Impact Opportunity Front-line approach Targeted cytotoxicity Early clinical activity + cell mediated anti-tumor demonstrated across the Immediate application in clinic immunity disease spectrum Does not preclude downstream therapies Intermediate to high-risk MIBC patients Reduces total treatment burden Active immunosurveillance BCG-unresponsive patients Potential in additional indications Cell-mediated immunity (e.g. MIBC) has potential to generate long-term durable responses Urothelial field effect BCG, Bacillus Calmette-Guérin; Bel-sar, belzupacap sarotalocan; CIS, carcinoma in situ; MIBC, muscle-invasive bladder cancer; MIBC, muscle-invasive bladder cancer; NMIBC, non-muscle-invasive bladder cancer; TURBT, transurethral resection of bladder tumor. 51 51